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                                          September 8, 1998 Suppement to
                                          Prospectus dated May 1, 1998



                         Travelers Index Annuity


The following information supplements the Prospectuses for Fund BD III and Fund BD IV for Variable Annuities:

Each of the Principal Protection Guarantee levels of 90%, 100% and 115% may not be available for new purchases at all times. If a Guarantee Level becomes unavailable, it will not affect existing contract owners who have purchased a contract with principal protection. Your registered representative can advise you of the levels that are currently available.


L-12682/3-A                                                               9/98